Commitments	6 Months Ended
Jun. 30, 2026
Commitments [Abstract]
COMMITMENTS

NOTE 3: - COMMITMENTS

Since 2006, the Company has received approximately $6,400 in grants from the Israeli Innovation Authority (“IIA”), of which approximately $4,600 related to the research and development of M-001 and approximately $1,800 related to the development and expansion of the Company’s CDMO business. During the six months ended June 30, 2026, the Company received additional grant proceeds of approximately $100 in connection with its CDMO activities. The grants received in connection with the Company’s CDMO activities are not subject to repayment or royalty obligations.

In respect of the grants received for the development of M-001, the Company undertook to pay royalties generally ranging from 3% to 5% of revenues derived from products, services or know-how developed, in whole or in part, using IIA-funded technology, until repayment of the applicable grants plus annual interest in accordance with the IIA rules. As of June 30, 2026, the aggregate royalty repayment ceiling in respect of the M-001 grants, including applicable accrued interest, was approximately $5,309. As of June 30, 2026, the Company had not paid any royalties to the IIA.

Following the results of the Phase 3 clinical trial of M-001, the Company discontinued development of M-001 and does not expect M-001 or the related funded technology to generate revenues. Accordingly, the Company does not currently expect to make royalty payments in respect of the M-001 grants.

The Company remains subject to certain obligations under applicable IIA rules with respect to IIA-funded know-how, including restrictions on the transfer and license of such know-how and, in certain circumstances, manufacturing activities outside Israel. The Company currently has no plans to transfer or license the M-001-related IIA-funded know-how and does not expect these restrictions to have a material effect on its ongoing operations.